UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2005

NEIGHBORCARE, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-33217	06-1132947
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

601 East Pratt Street, 3rd Floor, Baltimore, Maryland 21202

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code:  410-528-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Upon our Compensation Committee’s recommendation and our Board of Directors’ approval, we entered into an amendment to our employment agreement with Robert A. Smith, our Senior Vice President and Chief Operating Officer, as of February 11, 2005.  The amendment amends our employment agreement with Mr. Smith dated as of November 26, 2003 and provides as follows:

•                  if Mr. Smith resigns during the 90-day period commencing six months after a change in control (as defined in the employment agreement) of NeighborCare, he will be considered to have resigned for “good reason” for all purposes of his employment agreement; and

•                  that upon a change in control of NeighborCare, any and all equity-based compensation awards held by Mr. Smith that are outstanding as of the change in control and which are not then exercisable or vested shall vest in full and become immediately exercisable, unless (1) otherwise specifically provided by a specific reference to his employment agreement in an equity compensation plan of NeighborCare or in any award agreements granted thereunder or (2) the Board, by affirmative vote of 75% of the incumbent directors (as defined in our 2004 Performance Incentive Plan), determines prior to the change in control that the immediate vesting provided for in the amendment shall not occur, in which case the provision of the grant or of the employment agreement that otherwise determined the vesting schedule for such awards shall continue to control.

Except with respect to the amendments described above, our employment agreement with Mr. Smith remains in full force and effect.  The foregoing summary of the amendment to our employment agreement with Mr. Smith is qualified in its entirety by the specific language of such amendment, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                  Pro forma financial information.

Not applicable.

(c)                                  Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description

99.1	Amendment to Employment Agreement by and between NeighborCare, Inc. and Robert A. Smith, dated as of February 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2005	NEIGHBORCARE, INC.

	By:	/s/ John F. Gaither, Jr.
John F. Gaither, Jr.
Senior Vice President, General Counsel, and Secretary